SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


         Filed by the Registrant /X/
         Filed by a Party other than the Registrant / /

         Check the appropriate box:
         /X/  Preliminary Proxy Statement
         / /  Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))
         / /  Definitive Proxy Statement
         / /  Definitive Additional Materials
         / /  Soliciting Material Pursuant to Section 240.14a-12


                             SUNAMERICA INCOME FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------

     (5)  Total fee paid:

          ------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------

     (3)  Filing Party:

          ------------------------------------------------------------------

     (4)  Date Filed:

          ------------------------------------------------------------------

[LOGO]

                                                                    [    ], 2001

Dear Shareholder,

          I am writing to you to ask for your vote on important questions that may affect the SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund, each a series of SunAmerica Income Funds. Depending upon which Fund's shares you own, we are asking you to vote on the following proposals:

          1. For each of the Funds, to consider and act upon a proposal to approve a subadvisory agreement between the Funds' investment adviser, SunAmerica Asset Management Corp., and American General Investment Management, L.P. or an affiliate thereof;

          2. For SunAmerica Diversified Income Fund, to approve a change in the Fund's investment objective;

          3. For SunAmerica High Income Fund, to approve a change in the Fund's investment objective; and

          4. For each of the Funds, to approve changing the Fund's investment objective from a fundamental policy to a non-fundamental policy.

          5. For each of SunAmerica Diversified Income Fund and SunAmerica High Income Fund, to approve a change in the Fund's fundamental investment policy concerning borrowing.

          We have included a Q&A to help you better understand matters relating to this proxy vote. THE BOARD OF TRUSTEES OF SUNAMERICA INCOME FUNDS BELIEVES THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE IN FAVOR OF ALL PROPOSALS.

          You will receive a proxy card for each Fund in which you are invested. There are several ways to vote your shares including mail, fax, touch-tone telephone, live operator and the Internet. Some of these options may not be available to all shareholders. Please refer to the insert accompanying these proxy materials for more information on how to vote. Your vote is important. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder, reminding you to vote.

          If you have any questions about the proxy voting process, you may call Georgeson Shareholder toll-free at 1-800-___-____.

                          YOUR VOTE IS VERY IMPORTANT!

          Your prompt attention to this matter can help to avoid the cost of future solicitation for your proxy regarding this meeting.

          We appreciate your cooperation and continued support.

                                         Sincerely,

                                         /s/ [Peter A. Harbeck]
                                         -----------------------------
                                         [Peter A. Harbeck]
                                         PRESIDENT


SHAREHOLDERS ARE URGED TO VOTE USING ANY OF THE AVAILABLE OPTIONS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                                                                  [      ], 2001

                       IMPORTANT NEWS FOR SHAREHOLDERS OF
                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND
                                       OF
                             SUNAMERICA INCOME FUNDS

          While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Funds which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHO IS ASKING FOR MY VOTE?

A. The Board of Trustees (the "Trustees") of SunAmerica Income Funds (the "Trust") has requested your vote on several matters at a special meeting of shareholders to be held at 10:00 a.m., Eastern time, on November 7, 2001 (the "Special Meeting") at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials because you have the right to vote on important proposals concerning your investment in one or more of the Funds.

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund whose shares you own.

Q.   WHAT IS THE BACKGROUND FOR THE PROPOSALS BEING PRESENTED?

A. Your Fund is advised by SunAmerica Asset Management Corp. ("SAAMCo"), a subsidiary of American International Group, Inc. ("AIG"), a leading U.S.-based international insurance and financial services organization.

     On August 29, 2001, AIG acquired American General Corporation in a transaction we call the "Merger." As a result of the Merger, American General Asset Management Corp. ("AGAM") and American General Investment Management, L.P. ("AGIM") became wholly owned subsidiaries of AIG. AGAM and AGIM currently serve as investment adviser and subadviser, respectively, to certain portfolios of North American Funds, a registered investment company with multiple portfolios.

     It is proposed that similar portfolios of North American Funds (each, an "NA Fund") be combined with each of the SunAmerica Diversified Income, SunAmerica High Income and SunAmerica Tax Exempt Insured Funds. We refer to each proposed combination of funds as a "Reorganization."

     Each Reorganization must be approved by shareholders of the relevant NA Fund. Shareholders of the SunAmerica Diversified Income, SunAmerica High Income and SunAmerica Tax Exempt Insured Funds are not being asked to vote on the Reorganizations. However, completion of the Reorganizations is contingent on the approval of the proposals contained in the attached Proxy Statement. Upon completion of the Reorganizations, the SunAmerica Diversified Income Fund will change its name to the Strategic Income Fund and the SunAmerica High Income Fund will change its name to the High Yield Bond Fund. The SunAmerica Tax Exempt Insured Fund's name will not change.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED SUBADVISORY AGREEMENT IN PROPOSAL NO. 1?

A. AGIM is the current subadviser for each of the NA Funds. The Trustees of your Fund have determined that, if the reorganization involving your Fund and the corresponding North American Funds is approved, it would be in the best interests of each Fund and its shareholders to have AGIM or its affiliate assume responsibility for the investment operations of your Fund, subject to shareholder approval. Shareholder approval of the subadvisory agreement with AGIM is required by the Investment Company Act of 1940.

Q.   WILL THE FEE PAID FOR ADVISORY SERVICES CHANGE?

A. No. AGIM's fee will be paid by Saamco, out of the fee that each Fund pays SAAMCo.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES IN PROPOSALS 2 AND 3?

A. The investment objective of the SunAmerica Diversified Income Fund and SunAmerica High Income Fund is being changed. The new investment objective of each Fund will be "a high level of total return." Currently, the objective of both Funds emphasizes current income. The change will give the investment adviser the additional flexibility to take advantage of opportunities to invest for potential capital appreciation instead of focusing primarily on the current income potential of the investment. Because your Fund's objective is a fundamental policy, it cannot be changed without shareholder approval.

Q: IN PROPOSAL 4, WHY ARE THE FUNDS' INVESTMENT OBJECTIVES BEING CHANGED FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY?

A: A "fundamental policy" is an investment objective, policy or restriction that can only be changed by a vote of both the Trustees and the shareholders. Under the Investment Company Act of 1940, each Fund must adopt certain investment restrictions as fundamental policies. However, the Investment Company Act of 1940 does not require that a Fund's investment objective be a fundamental policy. The proposed change will enable each Fund to change its investment objective with approval by the Trustees, but without the costs, expense and time delay associated with obtaining shareholder approval. The Trustees of your Fund will approve any future change to a Fund's investment objective and shareholders will receive notice of the change. No Fund has any present intention to change its investment objective except as set forth in this proxy statement.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED CHANGE TO THE FUNDS' INVESTMENT RESTRICTION REGARDING BORROWING IN PROPOSAL 5?

A. The change in the investment restriction will increase your Fund's ability to borrow for temporary and emergency purposes from 5% of total assets to 33-1/3% of total assets. This change will provide greater investment flexibility for each of the Funds, and will make the policy consistent with the corresponding policy of each corresponding NA Fund. Because this restriction is a fundamental policy of your Fund, it cannot be changed without shareholder approval.

Q. WILL THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES AND RESTRICTIONS RESULT IN ANY MAJOR CHANGE IN THE FUNDS' OPERATIONS?

A. No. However, the Trustees believe the changes will allow each Fund greater flexibility to respond to investment opportunities.

Q.   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Trustees, including the independent Trustees, recommend that you vote FOR all of the proposals on the enclosed proxy card.

Q.   HOW DO I VOTE?

A. You have several different ways to provide your Funds with your vote. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting on-line over the Internet. Not all of these options are available to all of you and you should refer to the insert accompanying this Q&A to see which of these options you can use. If you need more information on how to vote, or if you have any questions, please call your Funds' information agent, Georgeson Shareholder, at 1-800-___-____.

            YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
                  THANK YOU FOR PROMPTLY SUBMITTING YOUR VOTE.

                             SUNAMERICA INCOME FUNDS

                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND

                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                             NEW YORK, NY 10017-3204

                          ----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          ----------------------------


To the Shareholders:

          NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund will be held on November 7, 2001 at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth below:

     1. For each Fund, to consider and act upon a proposal to approve a subadvisory agreement between the Fund's investment adviser, SunAmerica Asset Management Corp., and American General Investment Management, L.P. or an affiliate thereof;

     2. For SunAmerica Diversified Income Fund, to approve a change in the Fund's investment objective;

     3. For SunAmerica High Income Fund, to approve a change in the Fund's investment objective;

     4. For each of the Funds, to approve changing its investment objective from a fundamental policy to a non-fundamental policy.

     5. For SunAmerica Diversified Income Fund and SunAmerica High Income Fund, to approve a change in each Fund's fundamental investment policy concerning borrowing; and

     6. Such other matters as may properly come before the Meeting or any adjournments thereof.

          The Board of Trustees of SunAmerica Income Funds has fixed the close of business on September 17, 2001 as the record date for determining the number of shares outstanding and the shareholders entitled to receive notice of and to vote at the Meeting and at any and all adjournments thereof.

                                            By Order of the Board of Trustees,



                                            Robert M. Zakem





September __, 2001

EACH SHAREHOLDER IS URGED TO EXERCISE THE RIGHT TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE PROXY CARD.

                             SUNAMERICA INCOME FUNDS

                       SUNAMERICA DIVERSIFIED INCOME FUND
                           SUNAMERICA HIGH INCOME FUND
                       SUNAMERICA TAX EXEMPT INSURED FUND

                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                             NEW YORK, NY 10017-3204

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          NOVEMBER 7, 2001, 10:00 A.M.


          SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund are separate investment series of SunAmerica Income Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust") and registered under the Investment Company Act of 1940 (the "1940 Act").

          For each Fund, SunAmerica Asset Management Corp. serves as investment adviser ("SAAMCo" or the "Adviser"), SunAmerica Capital Services, Inc. serves as distributor (the "Distributor") and SunAmerica Fund Services, Inc. serves as administrator (the "Administrator"). The Adviser, Distributor and Administrator are all located at the The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

          In accordance with applicable law, this Proxy Statement is being mailed, on or about September 20, 2001, on behalf of the Board of Trustees (the "Trustees") of the Trust, to the shareholders of each Fund in connection with a solicitation of proxies to be used at a special meeting (the "Meeting") of shareholders of the Funds scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on November 7, 2001, at 10:00 a.m., Eastern time. The cost of the solicitation will be borne by American International Group, Inc. ("AIG"), SAAMCo's parent, or an affiliate thereof. None of the costs of the solicitation will be borne by a Fund. The Trustees have fixed the close of business on September 17, 2001 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

          The proposals described in this Proxy Statement and the Fund(s) to which each applies are:

                                                    Fund(s) to which
             Summary of Proposal                    Proposal Applies

1. To consider and act upon a proposal Each Fund voting separately to approve a subadvisory agreement between the Funds' investment adviser, SAAMCo, and American
     General Investment Management, L.P.
     or an affiliate thereof.



2.   To approve a change in the Fund's    SunAmerica Diversified Income Fund
     investment objective.



3.   To approve a change in the Fund's    SunAmerica High Income Fund
     investment objective.



4.   To approve changing the Fund's       Each Fund voting separately
     investment objective from a
     fundamental policy to a
     non-fundamental policy.



5.   To approve a change in the Fund's    SunAmerica Diversified Income Fund and
     borrowing policy.                    SunAmerica High Income Fund,
                                          each voting separately



6.   To transact such other business as   All Funds
     may properly come before the
     Meeting or any adjournments
     thereof.


          The Funds expect that the solicitation of proxies from shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Funds. In addition, Georgeson Shareholder, a professional proxy solicitation firm has been engaged to assist in the solicitation of proxies. The costs of such solicitation will be borne by AIG or an affiliate.

          Shareholders may also provide their proxy through telephone touch-tone voting or Internet voting. These options require a shareholder to enter a twelve digit control number which is located on each proxy card. Subsequent to entering this number, shareholders will be prompted to enter their vote on each proposal on which they are entitled to vote. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their vote prior to submission, will also receive an e-mail confirming their vote.

          As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from Georgeson Shareholder if their vote has not yet been received. Authorization to permit Georgeson Shareholder to execute proxies may be obtained by telephonically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $50,000 plus out-of-pocket expenses. As stated above, this cost will be borne by AIG or an affiliate.

          In all cases where a telephonic proxy is solicited, the Georgeson Shareholder representative is required to ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to Georgeson Shareholder, then the Georgeson Shareholder representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Georgeson Shareholder representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, but may read any recommendation set forth in the Proxy Statement. The Georgeson Shareholder representative will record the shareholder's instructions on the card. Within 72 hours, Georgeson Shareholder will send the shareholder a letter or mailgram confirming his or her vote and asking the shareholder to call Georgeson Shareholder immediately if his or her instructions are not correctly reflected in the confirmation.

          If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the Proxy Statement or replacement proxy cards, they may contact Georgeson Shareholder toll-free at 1-800-___-____. Proxies executed by shareholders may be revoked by (i) a written instrument received by the Secretary of the Trust at any time before they are exercised; (ii) delivery of a later-dated proxy prior to the Meeting; (iii) subsequently registering their vote by telephone, fax, touch tone voting or via the Internet, or (iv) attendance at the Meeting and voting in person.

          With respect to each Fund as of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated class of shares:

          SunAmerica Diversified Income Fund


(1) Title of Class  (2) Name and Address  (3) Amount and Nature   (4) Percentage
                        of Record or          of Record or            of Class
                        Beneficial Owner      Beneficial Ownership


          SunAmerica High Income Fund

(1) Title of Class  (2) Name and Address  (3) Amount and Nature   (4) Percentage
                        of Record or          of Record or            of Class
                        Beneficial Owner      Beneficial Ownership

          SunAmerica Tax Exempt Insured Fund

(1) Title of Class  (2) Name and Address  (3) Amount and Nature   (4) Percentage
                        of Record or          of Record or            of Class
                        Beneficial Owner      Beneficial Ownership

          To the knowledge of management, Trustees and the executive officers of each Fund, both individually and as a group, owned less than 1% of the outstanding shares of [American General Investment Management, L.P. or any of its parents or subsidiaries as of the Record Date.] [PLEASE CONFIRM.]

          A quorum for the transaction of business at the Meeting is constituted with respect to each Fund by the presence in person or by proxy of holders of a majority of the outstanding shares of the respective Fund entitled to vote at the Meeting. If a proxy is properly executed and returned marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to such Fund.

          Approval of the Proposals with respect to each applicable Fund, requires the vote of a majority of the outstanding voting securities of that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. Each Proposal must be approved by shareholders of the respective Fund voting separately. Approval of a Proposal with respect to one Fund is not conditioned on approval by shareholders of any other Fund. If Proposal No. 1 is approved by the shareholders of a particular Fund, Proposal No. 1 will be effective for that Fund as described above, regardless of whether shareholders of another Fund approved Proposal No. 1.

          Proxy cards received from shareholders that do not provide voting instructions from shareholders will be voted in favor of the Proposals. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the effect of a negative vote on the Proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary, to obtain additional proxies from shareholders.

          All information in the Proxy Statement about AGIM has been provided by AGIM. All information in the Proxy Statement about AIG has been provided by AIG. All information about SAAMCo has been provided by SAAMCo. The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                              --------------------

                                 PROPOSAL NO. 1
                            TO APPROVE A SUBADVISORY
                   AGREEMENT BETWEEN SAAMCO AND THE SUBADVISER
                                   (ALL FUNDS)


          The Trustees, including the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees") have approved, and recommend that the shareholders of each Fund approve, a subadvisory agreement (the "Subadvisory Agreement") between SAAMCo and American General Investment Management, L.P. ("AGIM") or an affiliate that in the future conducts the advisory business of AGIM (collectively, the "Subadviser"). Advisory services for these Funds are currently rendered directly by SAAMCo.

          Section 15 of the 1940 Act, which regulates investment companies such as the Trust, makes it unlawful for any person to serve or act as an investment adviser or subadviser to an investment company, except pursuant to a written contract that has been approved by the vote of a majority of the company's outstanding voting securities. Therefore, a shareholder vote is necessary to approve the Subadvisory Agreement. A form of Subadvisory Agreement is attached as Exhibit A.

BACKGROUND

          On August 29, 2001, AIG acquired American General Corporation, the parent company of AGIM. As a result of this transaction, AGIM became a subsidiary of AIG and an affiliate of SAAMCo.

          AGIM currently serves as the subadviser to Strategic Income Fund, High Yield Bond Fund, and Municipal Bond Fund (each, a "NA Fund," and collectively, the "NA Funds"). Each NA Fund is a series of North American Funds, a business trust organized under the laws of the Commonwealth of Massachusetts and registered under the 1940 Act. The Trustees of the Trust have approved a reorganization involving each Fund and a comparable NA Fund (each, a "Reorganization"). Pursuant to each Reorganization, a Fund will acquire the assets and liabilities of a corresponding NA Fund and continue the NA Fund's business. The Reorganizations are being structured as federally tax-free transactions. Each Fund will acquire the following NA Fund:

          Fund                                     NA Fund
          ----                                     -------
          SunAmerica Diversified Income Fund       Strategic Income Fund
          SunAmerica High Income Fund              High Yield Bond Fund
          SunAmerica Tax Exempt Insured Fund       Municipal Bond Fund

Each Reorganization is subject to a number of conditions to closing, including receipt of approval from the shareholders of the respective NA Fund. Shareholders of the Diversified

Income, High Income and SunAmerica Tax Exempt Insured Funds are not being asked to vote on the Reorganizations. However, each respective Reorganization is conditioned upon the approval by shareholders of a Fund of the applicable proposals contained in this Proxy Statement.

INFORMATION ABOUT SAAMCO

          SAAMCo serves as investment adviser to the Trust and each Fund pursuant to an Investment Advisory and Management Agreement, dated January 1, 1999 (the "Advisory Agreement"). SAAMCo is located at the The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

          SAAMCo was organized in 1982 under the laws of the State of Delaware and managed, advised and/or administered assets in excess of $28.5 billion as of June 30, 2001. In addition to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

          The Advisory Agreement between SAAMCo and the Trust on behalf of the Funds provides that SAAMCo, with respect to each Fund, shall select and manage the investments of each Fund, provide various administrative services, and supervise its daily business affairs. Under the Advisory Agreement, SAAMCo is authorized to delegate responsibility for managing a Fund's portfolio to one or more subadviser. The Advisory Agreement provides that as compensation for its services, SAAMCo will receive from each Fund a fee, accrued daily and payable monthly, based on the net assets of each Fund. The table below sets forth the advisory fee rate payable by each Fund to SAAMCo as a percentage of average daily net assets, as well as the amount paid to SAAMCo by each Fund under the Advisory Agreement for the fiscal year ended March 31, 2001.

--------------------------------------------------------------------------------
                                                                   Year Ended
        Fund                              Fee                    March 31, 2001
        ----                              ---                  -----------------
--------------------------------------------------------------------------------
SunAmerica Diversified      .65% of average daily net assets        $333,983
Income Fund                 up to $350 million; and .60% of
                            average daily net assets in excess
                            of $350 million.
--------------------------------------------------------------------------------
SunAmerica High             0.75% of average daily net assets     $1,110,891
Income Fund                 up to $200 million; 0.72% of the
                            next $200 million; and 0.55% of
                            average daily net assets in excess
                            of $400 million.
--------------------------------------------------------------------------------
SunAmerica Tax Exempt       0.50% of average daily net assets       $421,750
Insured Fund                up to $350 million; and 0.45% of
                            average daily net assets in excess
                            of $350 million.
--------------------------------------------------------------------------------

          Under the terms of the Advisory Agreement, the Adviser shall not be liable to the Funds or to their shareholders for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission by it, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that except for such disabling conduct, a Fund will indemnify SAAMCo (and its affiliates) from any liability arising from SAAMCo's conduct under the Advisory Agreement. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement.

THE PROPOSED SUBADVISORY AGREEMENT BETWEEN SAAMCO AND THE SUBADVISER

          The Trustees are proposing that shareholders of each Fund approve a Subadvisory Agreement between SAAMCo and the Subadviser. A description of the proposed Subadvisory Agreement and the services to be provided by the Subadviser is set forth below. This description is qualified in its entirety by reference to the form of Subadvisory Agreement attached to this Proxy Statement as Exhibit A.

          Under the proposed Subadvisory Agreement, the Subadviser will manage the investment and reinvestment of the assets of the Funds, subject to the oversight of the Adviser and the Trustees. The Subadviser will formulate a continuous investment program for each Fund consistent with its investment objective and policies. The Subadviser will implement its program by purchases and sales of securities, and regularly report to the Adviser and the Trustees.

          As compensation for its services, the Subadviser will receive fees from the Adviser computed separately for each Fund. These fees will be paid by the Adviser and will not be additional charges to the Funds or their shareholders. The subadvisory fee for each Fund will be at the following annual rate of average daily net assets of each Fund:

                                                       BETWEEN
                                                     $200,000,000
                                           FIRST          AND       EXCESS OVER
FUND                                   $200,000,000  $500,000,000   $500,000,000
----                                   ------------  ------------   ------------
SunAmerica Diversified Income Fund.....    .35%          .25%           .20%
SunAmerica High Income Fund............    .45%          .35%           .30%
SunAmerica Tax Exempt Insured Fund.....    .25%          .22%           .15%


          The Subadvisory Agreement will continue in effect as to a Fund for a period no more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval.

          The Subadvisory Agreement may be terminated as to any Fund at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by the Adviser or the Subadviser on 60 days' written notice to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment or in the event of termination of the Advisory Agreement.

          The Subadvisory Agreement provides that the Subadviser will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the Subadvisory Agreement relates other than losses resulting from the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties ("disabling conduct"). The Subadvisory Agreement also provides that except for such disabling conduct, SAAMCo will indemnify the Subadviser and its affiliates from any liability arising from the Subadviser's conduct under the Subadvisory Agreement. The Advisory Agreement also provides that except for such disabling conduct, a Fund will indemnify SAAMCo (and its affiliates) from any liability arising from SAAMCo conduct under the Advisory Agreement. The North American Funds Investment Advisory Agreement does not contain similar provisions. If SAAMCo were required to indemnify the Subadviser under the Subadvisory Agreement, it would in turn seek indemnification for such expenditure from the Fund.

THE SUBADVISER

          AGIM is located at 2929 Allen Parkway, Houston, Texas 77019. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation ("American General"), and is an indirect wholly owned subsidiary of AIG. [AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of July 31, 2001, of approximately $77 billion. AIG is located at 70 Pine Street, New York, New York 10270. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

          As stated above, AGIM is the subadviser to the Strategic Income Fund, High Yield Bond Fund, and Municipal Bond Fund of North American Funds. Each NA Fund has a similar investment objective to the SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund, respectively. The rate of AGIM's compensation as subadviser for each of these NA Funds is the same as the rates payable by the Adviser under the proposed Subadvisory Agreement for each corresponding Fund and is as follows:

                                                        BETWEEN
                                                     $200,000,000
                                          FIRST           AND       EXCESS OVER
        FUND                          $200,000,000   $500,000,000   $500,000,000
        ----                          ------------   ------------   ------------
Strategic Income Fund .............       .35%           .25%           .20%
High Yield Bond Fund ..............       .45%           .35%           .30%
Municipal Bond Fund ...............       .25%           .22%           .15%

          Listed below are the names and principal occupations of the directors and principal executive officers of AGIM. Unless otherwise indicated, the business address of each person is 2929 Allen Parkway, Houston, Texas 77019.


Name and Address       Position with AGIM and Principal Occupation(s)
----------------       ----------------------------------------------

Richard W. Scott       Director, President and Chief Executive Officer; Senior
                       Managing Director and head of U.S. Fixed Income for AIG
                       Global Investment Corp.; formerly Vice Chairman,
                       Investment Management for American General.

Albert Gutierrez       Director and Executive Vice President (Since April 2000);
                       prior to working at AGIM, Mr. Gutierrez was Senior
                       Vice-President responsible for non-equity research, trading and various insurance company portfolios with Conseco Capital Management from 1987 to 2000.

OTHER INFORMATION

          The SunAmerica Diversified Income Fund, SunAmerica High Income Fund, and SunAmerica Tax Exempt Insured Fund each paid no brokerage commissions for the fiscal year ended March 31, 2001.

MATTERS CONSIDERED BY THE BOARD

          At a meeting held on August 22-23, 2001, the Trustees, including all of the Independent Trustees, considered and approved the proposed Subadvisory Agreement with respect to each Fund. The Trustees received materials relating to the proposed Subadvisory Agreement and each Reorganization in advance of the meeting and had the opportunity to ask questions and request further information in connection with their consideration. Representatives of AGIM attended the meeting and presented information about AGIM and the NA Funds, including their historical performance records. The Trustees considered that the fees to be paid to the Subadviser would be paid by SAAMCo and would not be additional charges to the Funds or their shareholders. As part of their deliberations, the Trustees took into account the following, among other factors: the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadviser; the amount and structure of investment advisers' fees generally and the fees payable under the Subadvisory Agreement; the financial strength of AIG; the management, personnel and operations of the Subadviser, the commitment of AIG to the financial services industry; and the structure of the transaction pursuant to which AIG acquired AGIM.

          In addition, the Trustees considered the fact that the operations of AGIM may in the future be consolidated with those of another affiliate within the AIG group of companies to eliminate duplication and attempt to create economies of scale within the organization. The Trustees were assured that any such internal reorganization would not result in an adverse change in the nature or quality of the services provided to the Funds. Because a definitive decision had not yet been made as to whether or when AGIM's operations would be consolidated, the Trustees approved the Subadvisory Agreement with AGIM or the affiliate that ultimately assumes its business operations.

RECOMMENDATION OF THE BOARD

          Based on the considerations set forth above, the Trustees, including all of the Independent Trustees, unanimously determined that it is in the best interests of each Fund and its shareholders to enter into the Subadvisory Agreement and to recommend approval of the Subadvisory Agreement by shareholders.

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
                          UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1

                              --------------------

                                 PROPOSAL NO. 2

                             TO APPROVE A CHANGE IN
            SUNAMERICA DIVERSIFIED INCOME FUND'S INVESTMENT OBJECTIVE

          The Trustees are submitting for approval by shareholders of SunAmerica Diversified Income Fund the following proposal to change the Fund's investment objective. For the reasons described below, the Trustees have approved the proposed change. The Trustees believe that the proposed change is in the best interests of shareholders and recommend that shareholders vote in favor of the change. SunAmerica Diversified Income Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

          The current investment objective for SunAmerica Diversified Income Fund is:

          "A high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective."

          The Trustees have approved and recommend that the shareholders of the Fund approve changing the Fund's investment objective to:

          "A high level of total return."

          Total return consists of both income and capital appreciation. The proposed change will therefore elevate capital appreciation from a secondary objective to a constituent part of the Fund's investment objective. The change will give the investment adviser additional flexibility to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily on the current income potential of the investment.

          Neither the Trustees nor the Adviser believes that this change in the investment objective of the Fund will result in material changes to the Fund's investment strategy or portfolio. As a result, the Trustees and the Adviser do not currently anticipate any increased risks associated with this change in the Fund's investment objective. Moreover, this change in objective will enable the Subadviser to manage the Fund in a manner similar to that used for the Strategic Income Fund of North American Funds.

          For these reasons, the Trustees believe that the proposed change in investment objective is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                              --------------------

                                 PROPOSAL NO. 3

                             TO APPROVE A CHANGE IN
               SUNAMERICA HIGH INCOME FUND'S INVESTMENT OBJECTIVE

          The Trustees are submitting for approval by shareholders of SunAmerica High Income Fund the following proposal to change the Fund's investment objective. For the reasons described below, the Trustees have approved the proposed change. The Trustees believe that the proposed change is in the best interests of shareholders and recommend that shareholders vote in favor of the change. SunAmerica High Income Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

          The current investment objective for SunAmerica High Income Fund is:

          "Maximum current income."

          The Trustees have approved and recommend that the shareholders of the Fund approve changing the Fund's investment objective to:

          "A high level of total return."

          Total return consists of both income and capital appreciation. The change will give the investment adviser additional flexibility to take advantage of opportunities to invest in instruments for potential capital appreciation instead of focusing primarily on the income potential of the investment. The Adviser believes that this shift in focus will result in potentially desirable investment opportunities in the high yield bond market that were previously unavailable because of the Fund's emphasis on income-producing assets. The Trustees and the Adviser do not currently anticipate any increased risks associated with this change in the Fund's investment objective. Moreover, the change in objective will enable the Subadviser to manage the Fund in a manner similar to that used for the High Yield Bond Fund of North American Funds.

          For these reasons, the Trustees believe that the proposed change in investment objective is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

                              --------------------

                                 PROPOSAL NO. 4

             TO APPROVE MAKING THE FUND'S INVESTMENT OBJECTIVE INTO
                            A NON-FUNDAMENTAL POLICY
        (SunAmerica Diversified Income Fund, SunAmerica High Income Fund
                     and SunAmerica Tax Exempt Insured Fund)

          The Trustees are submitting for approval by shareholders of the Funds a proposal to change each Fund's investment objective from a fundamental policy to a non-fundamental policy. Approval of this proposal will not change a Fund's investment objective.

          Each Fund's investment objective is currently a fundamental policy that may not be changed without the approval of both the Trustees and shareholders. The Trustees have approved and recommend that the shareholders of each Fund approve changing the policy regarding each Fund's investment objective from a fundamental policy to a non-fundamental policy that may be changed by a vote of the Trustees only.

          Approval of this proposal is not conditioned upon approval of Proposal 2 or 3 with respect to changing the investment objective of SunAmerica Diversified and SunAmerica Income Funds. If this proposal is approved, the Fund's investment objective will become non-fundamental. As stated above, approval of this proposal will not change a Fund's investment objective. Except as set forth herein, there is no present intention to change the investment objective of any Fund.

          The 1940 Act does not require any Fund's investment objective to be a fundamental policy. If each Fund's investment objective is changed to a non-fundamental policy, each Fund will be able to modify its investment objective with approval by the Trustees, but without the costs, expenses and time delay associated with obtaining shareholder approval. The Trustees will approve any change to the investment objective and shareholders will receive notice of the change.

          For these reasons, the Trustees believe that the proposed change in fundamental policy is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                              --------------------

                                 PROPOSAL NO. 5
                             TO APPROVE A CHANGE IN
               FUNDAMENTAL INVESTMENT POLICY CONCERNING BORROWING
      (SunAmerica Diversified Income Fund and SunAmerica High Income Fund)


          The Trustees are submitting for approval by shareholders of the Funds, a proposal to change the fundamental investment restriction of the SunAmerica Diversified Income Fund and SunAmerica High Income Fund relating to borrowing. The Trustees approved this proposal at a meeting held on August 22-23, 2001.

          As described below, the Trustees recommend that shareholders approve the change. Fundamental restrictions may be changed only with shareholder approval.

          The existing fundamental restriction relating to borrowing is as follows:

          "Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings."

          The proposed change in the investment restriction will increase your Fund's ability to borrow for temporary and emergency purposes from 5% of total assets to 33-1/3% of total assets. This change will provide the investment adviser with greater investment flexibility in managing the portfolio for each of the Funds, and will make the policy consistent with the policy of the each corresponding NA Fund.

         For these reasons, the Trustees believe that the proposed change is in the best interests of shareholders and recommend that the shareholders approve the proposal.

                      THE BOARD OF THE TRUSTEES, INCLUDING
                THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5

                                 ---------------

                               GENERAL INFORMATION

OTHER MATTERS

          The Trustees know of no matters to be presented at the Meeting other than those specified in the attached notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

          As in the past, the Trustees do not intend to regularly hold annual meetings of shareholders of the Trust. The Trustees will call a meeting of shareholders as may be required under the 1940 Act or as they may determine in their discretion. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, the proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

          EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE FUNDS. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-___-____.

          SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY CALLING AN AGENT OF THE SUNAMERICA INCOME FUNDS OR SHAREHOLDERS MAY VOTE BY TELEPHONE, FAX OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE PROXY CARD(S).

                                    By Order of the Board of Trustees of
                                    SunAmerica Income Funds


                                    -----------------------------------
                                    Robert M. Zakem
                                    Secretary


September __, 2001

                                                                       EXHIBIT A

                                    [Form of]
                              SUBADVISORY AGREEMENT

PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BY [ ], 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON NOVEMBER 7, 2001.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. A PROXY CARD IS PROVIDED FOR THE FUND IN WHICH YOU OWN SHARES AS OF SEPTEMBER 17, 2001.

The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton and Robert M. Zakem, as proxies, each with full power to appoint his substitute, and hereby authorizes each of them to appear and vote as indicated above, all shares of the Fund which the undersigned is entitled to vote at the joint Special Meeting of Shareholders to be held at the offices of the SunAmerica Asset Management Co., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 10:00 a.m., Eastern Standard Time, on November 7, 2001, and any adjournments thereof, as indicated below.

If shares are owned jointly, all parties should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                            Please sign in box below.

TO VOTE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                       KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

               [Proxy Card for SunAmerica Diversified Income Fund]

                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED




Vote on Proposals
                                                       FOR     AGAINST   ABSTAIN

1.   To consider and act upon a proposal to
     approve a subadvisory agreement between the
     Fund's investment adviser, SunAmerica Asset
     Management Corp. and American General
     Investment Management, L.P. or an affiliate
     thereof .......................................   [_]       [_]       [_]

2.   To approve changes to the Fund's investment
     objective .....................................   [_]       [_]       [_]

3.   Reserved.

4.   To approve changing the Fund's investment
     objective from a fundamental policy to a
     non-fundamental policy ........................   [_]       [_]       [_]

5.   To approve changes to the Fund's fundamental
     investment policy concerning borrowing ........   [_]       [_]       [_]

6.   To transact such other business as may
     properly come before the Meeting or any
     adjournments thereof ..........................   [_]       [_]       [_]


THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


--------------------------------------------------------------------------------
                                   |      |                            |
--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date    Signature (Joint Owners)       Date

                  [Proxy Card for SunAmerica High Income Fund]

                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED


Vote on Proposals
                                                       FOR     AGAINST   ABSTAIN

1.   To consider and act upon a proposal to
     approve a subadvisory agreement between the
     Fund's investment adviser, SunAmerica Asset
     Management Corp. and American General
     Investment Management, L.P. or an affiliate
     thereof .......................................   [_]       [_]       [_]

2.   Reserved.

3.   To approve changes to the Fund's investment
     objective .....................................   [_]       [_]       [_]

4.   To approve changing the Fund's investment
     objective from a fundamental policy to a
     non-fundamental policy ........................   [_]       [_]       [_]

5.   To approve changes to the Fund's fundamental
     investment policy concerning borrowing ........   [_]       [_]       [_]

6.   To transact such other business as may
     properly come before the Meeting or any
     adjournments thereof ..........................   [_]       [_]       [_]

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


--------------------------------------------------------------------------------
                                   |      |                            |
--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date    Signature (Joint Owners)       Date

               [Proxy Card for SunAmerica Tax Exempt Insured Fund]

                       DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                              WHEN SIGNED AND DATED


Vote on Proposals

                                                       FOR     AGAINST   ABSTAIN
1.   To consider and act upon a proposal to
     approve a subadvisory agreement between the
     Fund's investment adviser, SunAmerica Asset
     Management Corp. and American General
     Investment Management, L.P. or an affiliate
     thereof .......................................   [_]       [_]       [_]

2.   Reserved.

3.   Reserved.

4.   To approve changing the Fund's investment
     objective from a fundamental policy to a
     non-fundamental policy ........................   [_]       [_]       [_]

5.   Reserved.

6.   To transact such other business as may
     properly come before the Meeting or any
     adjournments thereof ..........................   [_]       [_]       [_]

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


--------------------------------------------------------------------------------
                                   |      |                            |
--------------------------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date    Signature (Joint Owners)       Date